UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report May 1, 2001

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                                       59-2663954
  ----------------------------------   ---------     --------------------------
  (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                       Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated April 19, 2001



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ITEM 9.  INFORMATION FURNISHED PURSUANT TO REGULATION FD

On April 19, 2001, Office Depot, Inc. issued a press release announcing its results for the first quarter of 2001, ended March 31, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                OFFICE DEPOT, INC.

Date:  May 1, 2001                              By: /S/ DAVID C. FANNIN


                                                David C. Fannin
                                                Executive Vice President and
                                                General Counsel